                                                                   Exhibit 10.53

                           COMMENCEMENT DATE AGREEMENT

      THIS AGREEMENT, made as of this 30 day of June 2000, between River Park Office Associates, L.P. (hereinafter called "Landlord"), and Breakaway Solutions, Inc. a Massachusetts corporation (hereinafter called "Tenant").

                              W I T N E S S E T H:

            WHEREAS, by that certain lease dated December 6, 1999 (herein called the "Lease"), Landlord leased to Tenant certain premises (the "Premises") located at 1000 River Road, Conshohocken, Pennsylvania and;

            WHEREAS, Landlord and Tenant agreed to enter into an agreement setting forth certain information in respect of the Premises and the Lease;

            NOW, THEREFORE, Landlord and Tenant agree as follows:

                  The Tenant will be in possession of the premises and the term of the Lease will commence on, and the Commencement Date (as such term is defined in the Lease) is, March 31, 2000 and the term of the Lease shall expire on March 30, 2007. Tenant has Two (2) three (3) years renewal options as stated in section 2(b) of the Lease dated December 6, 1999.

                  Landlord has measured the size of the Premises and has determined that the same contains approximately 56,302 rentable square feet. Accordingly, the minimum rent payable during the term is as follows, and Tenant's proportionate share for the purpose of determining Tenant's share of operating expenses, real estate taxes and any other item for which Tenant is responsible to reimburse Landlord for a pro rata share is 33.12%.

--------------------------------------------------------------------------------
Year/Period         Annual rent          Monthly Installment      Rent/Sq. Ft.
-----------         -----------          -------------------      ------------
--------------------------------------------------------------------------------
Months 1-2*                                  $ 46,875.00            $22.50*
--------------------------------------------------------------------------------
Months 3-5**                                 $ 99,658.13            $22.50**
--------------------------------------------------------------------------------
Months 6-12                                  $105,566.25            $22.50
--------------------------------------------------------------------------------
   Year 2          $1,294,947.92             $107,912.33            $23.00
--------------------------------------------------------------------------------
   Year 3          $1,323,096.96             $110,258.08            $23.50
--------------------------------------------------------------------------------
   Year 4          $1,351,248.00             $112,604.00            $24.00
--------------------------------------------------------------------------------
   Year 5          $1,379,399.40             $114,949.92            $24.50
--------------------------------------------------------------------------------
   Year 6          $1,407,550.08             $117,295.84            $25.00
--------------------------------------------------------------------------------
   Year 7          $1,435,701.00             $119,641.75            $25.50
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed the day and year first above written.


                                    LANDLORD:

                                    RIVER PARK OFFICE ASSOCIATES, L.P.,
                                    a Pennsylvania limited partnership

                                    By: RIVER PARK OFFICE, INC.,
Attest:

                                    BY:
                                        ----------------------------
                                    Name:  Michael G. O'Neill
                                    Title: President

                                    TENANT:

                                    BREAKAWAY SOLUTIONS, INC.


                                    BY: /s/ Maureen J. Ellenberger
                                        ----------------------------
                                    Name:  Maureen J. Ellenberger
                                    Title: COO